UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 24, 2009

IBI ACQUISITONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-53344	26-2666503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 W. 114th Circle, Unit D Westminster, CO 80031
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-469-7758

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On August 4, 2009, IBI Acquisitions, Inc., a Colorado corporation (the “Registrant”) advised the firm Ronald R. Chadwick, P.C., Certified Public Accountant, 2851 S. Parker Rd., Suite 720, Aurora, CO 80014, (“Chadwick”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending May 31, 2009. The decision to dismiss Chadwick was recommended and approved by the Registrant’s Board of Directors.

The reports of Chadwick for the fiscal year ended May 31, 2008, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the fiscal year ended May 31, 2008, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Chadwick, there have been no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chadwick would have caused them to make reference thereto in their report on the financial statements for such periods.

On August 4, 2009, the Registrant provided a draft copy of this report on Form 8-K to Chadwick, requesting their comments on the information contained therein.  The responsive letter from Chadwick is filed as an exhibit to this current report on Form 8K.

(a)(2)

On March 24, 2009, the Registrant engaged the firm of Larry O’Donnell, CPA, P.C., whose address is 2228 S. Fraser Street, Unit 1, Aurora, CO 80014, (“O’Donnell”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending May 31, 2009.

During the fiscal year ended May 31, and the subsequent interim period prior to the engagement of O’Donnell, neither the Registrant nor anyone on its behalf consulted with O’Donnell regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage O’Donnell was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to O’Donnell prior to its filing, in order to provide O’Donnell with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which O’Donnell does not agree with the statements made by the Registrant.  The Registrant did not receive a responsive letter from O’Donnell.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Ronald R. Chadwick, P.C., Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBI ACQUISITIONS, INC.

Date: August 4, 2009

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By:  /s/Patsy Sessions
Its:   Chief Executive Officer

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